Exhibit 99.2
                                 ------------
             CSC Computational Materials dated December 13, 2004

CWABS 2004-13

Assumptions
-----------
50% Severity.
6-mo Recovery Lag.
Triggers Failing.
Run to Maturity.
100% Servicer Advance.
Defaults on Top of Prepayment.


                   -------------------------------------------------------------------------------------------------------------
      MV2                                    Forward LIBOR                                                 Forward LIBOR + 200bp
                   -------------------------------------------------------------------------------------------------------------
                             50% Severity                       60% Severity                         50% Severity
                   -------------------------------------------------------------------------------------------------------------
                     Break CDR     Collat Cum Loss       Break CDR     Collat Cum Loss       Break CDR     Collat Cum Loss
--------------------------------------------------------------------------------------------------------------------------------
 50% Pricing Speed     13.97   340,213,098.52 (25.43%)     11.38    360,313,303.61 (26.93%)    10.64    288,142,593.35 (21.54%)
--------------------------------------------------------------------------------------------------------------------------------
100% Pricing Speed     16.28   265,094,461.45 (19.81%)     13.23    272,132,717.03 (20.34%)    12.27    213,944,899.48 (15.99%)
--------------------------------------------------------------------------------------------------------------------------------
150% Pricing Speed     18.90   235,041,469.87 (17.57%)     15.39    238,073,153.41 (17.79%)    14.64    190,217,590.40 (14.22%)
--------------------------------------------------------------------------------------------------------------------------------
           35% CPR     20.41   230,498,834.84 (17.23%)     16.46    235,409,181.18 (17.59%)    16.13    193,181,697.58 (14.44%)
--------------------------------------------------------------------------------------------------------------------------------


                   -------------------------------------
      MV2
                   -------------------------------------
                           60% Severity
                   -------------------------------------
                   Break CDR      Collat Cum Loss
--------------------------------------------------------
 50% Pricing Speed    8.75     303,235,803.67 (22.66%)
--------------------------------------------------------
100% Pricing Speed   10.02     218,239,907.33 (16.31%)
--------------------------------------------------------
150% Pricing Speed   11.94     191,537,893.04 (14.32%)
--------------------------------------------------------
           35% CPR   13.04     195,979,286.67 (14.65%)
--------------------------------------------------------


      MV5
                   -------------------------------------------------------------------------------------------------------------
                                             Forward LIBOR                                                 Forward LIBOR + 200bp
                   -------------------------------------------------------------------------------------------------------------
                             50% Severity                       60% Severity                         50% Severity
                   -------------------------------------------------------------------------------------------------------------
                     Break CDR     Collat Cum Loss       Break CDR     Collat Cum Loss       Break CDR     Collat Cum Loss
--------------------------------------------------------------------------------------------------------------------------------
 50% Pricing Speed     10.51   285,272,480.24 (21.32%)      8.73    302,044,308.96 (22.57%)     6.96    214,421,043.17 (16.03%)
--------------------------------------------------------------------------------------------------------------------------------
100% Pricing Speed     11.08   197,213,315.17 (14.74%)      9.15    202,382,262.00 (15.13%)     7.51    142,807,322.71 (10.67%)
--------------------------------------------------------------------------------------------------------------------------------
150% Pricing Speed     12.12   161,697,072.71 (12.08%)     10.00    163,775,753.98 (12.24%)     8.23    114,521,014.02 (8.56%)
--------------------------------------------------------------------------------------------------------------------------------
           35% CPR     12.76   160,427,450.78 (11.99%)     10.50    163,931,509.80 (12.25%)     9.06    120,600,889.00 (9.01%)
--------------------------------------------------------------------------------------------------------------------------------


      MV5
                   -------------------------------------

                   -------------------------------------
                           60% Severity
                   -------------------------------------
                   Break CDR      Collat Cum Loss
--------------------------------------------------------
 50% Pricing Speed    5.76     222,866,540.51 (16.66%)
--------------------------------------------------------
100% Pricing Speed    6.21     145,280,840.91 (10.86%)
--------------------------------------------------------
150% Pricing Speed    6.80     115,353,544.90 (8.62%)
--------------------------------------------------------
           35% CPR    7.48     122,549,029.91 (9.16%)
--------------------------------------------------------

CWABS 2004-13
Arm Side Excess Spread

Assumptions
-----------
100% Pricing Speed
5 CDR
50% Severity.
6-mo Recovery Lag.
Trigger Failing.
100% Servicer Advance.
Defaults on Top of Prepayment.

                ---------------------------------------------------------
                         Fwd LIBOR               Fwd LIBOR + 200bp
-------------------------------------------------------------------------
Period                 Excess Spread               Excess Spread
-------------------------------------------------------------------------
              1            4.234                       4.234
              2            3.577                       1.539
              3            4.018                       2.166
              4            3.611                       1.570
              5            3.440                       1.463
              6            3.142                       1.109
              7            3.237                       1.258
              8            3.139                       1.095
              9            3.112                       1.061
             10            3.139                       1.139
             11            2.932                       0.869
             12            2.983                       0.970
             13            2.818                       0.740
             14            2.775                       0.689
             15            3.099                       1.177
             16            2.663                       0.565
             17            2.737                       0.682
             18            2.565                       0.460
             19            2.660                       0.607
             20            2.499                       0.400
             21            2.471                       0.375
             22            2.571                       0.527
             23            2.435                       0.343
             24            2.674                       0.621
             25            2.499                       0.400
             26            2.456                       0.361
             27            2.832                       0.902
             28            2.372                       0.284
             29            2.481                       0.446
             30            2.389                       0.300
             31            2.497                       0.458
             32            2.319                       0.237
             33            2.284                       0.208
             34            2.395                       0.370
             35            2.223                       0.171
             36            2.433                       0.479
             37            3.725                       1.679
             38            3.697                       1.646
             39            3.981                       2.065

             40            3.643                       1.583
             41            3.779                       1.792
             42            3.659                       1.662
             43            5.051                       3.120
             44            4.868                       2.855
             45            4.844                       2.819
             46            4.979                       3.013
             47            4.797                       2.748
             48            4.974                       3.009
             49            5.737                       3.996
             50            5.714                       3.962
             51            6.189                       4.645
             52            5.677                       3.904
             53            5.831                       4.122
             54            5.673                       3.918
             55            5.995                       5.399
             56            5.808                       5.144
             57            5.789                       5.132
             58            5.940                       5.366
             59            5.759                       5.121
             60            5.931                       5.383
             61            5.850                       5.581
             62            5.841                       5.585
             63            6.344                       6.317
             64            5.823                       5.598
             65            5.987                       5.846
             66            5.815                       5.618
             67            6.045                       5.933
             68            5.865                       5.700
             69            5.857                       5.708
             70            6.022                       5.958
             71            5.843                       5.728
             72            6.016                       5.984
             73            5.900                       5.819
             74            5.894                       5.830
             75            6.409                       6.559
             76            5.881                       5.857
             77            6.050                       6.107
             78            5.877                       5.887
             79            6.119                       6.210
             80            5.936                       5.987
             81            5.928                       6.001
             82            6.096                       6.253
             83            5.913                       6.034
             84            6.091                       6.289
             85            6.000                       6.162
             86            5.994                       6.180
             87            6.343                       6.666
             88            5.985                       6.222
             89            6.159                       6.475
             90            5.991                       6.272